METROPOLITAN SERIES FUND, INC.

SUPPLEMENT DATED NOVEMBER 30, 2009

TO THE

PROSPECTUS DATED MAY 1, 2009

BLACKROCK STRATEGIC VALUE PORTFOLIO

The Board of Directors of Metropolitan Series Fund, Inc. (the “Fund”) has approved a change of subadviser for the Blackrock Strategic Value Portfolio from BlackRock Advisors, Inc. (“BlackRock”) to Neuberger Berman Management LLC (“Neuberger Berman”) to be effective January 11, 2010, pursuant to a new subadvisory agreement between the Fund’s investment adviser, MetLife Advisers, LLC and Neuberger Berman. Effective January 11, 2010, the name of the BlackRock Strategic Value Portfolio will change to Neuberger Berman Genesis Portfolio. The Insurance Companies (as defined in the Prospectus) may temporarily continue to refer to such Portfolio by its original name in their forms and communications until such documents can be revised.

In addition, the following changes to the section of the Prospectus describing the BlackRock Strategic Value Portfolio are effective January 11, 2010:

The section entitled “Principal Investment Strategies” is deleted in its entirety and replaced with the following:

Principal Investment Strategies

Neuberger Berman, subadviser to the Portfolio, invests at least 65% of the Portfolio’s assets in common stocks of small-capitalization companies, which it defines as those whose market capitalizations are similar to the market capitalization of the companies in the Russell 2000 Value Index (composed of value stocks in the Russell 2000 Index) or the S&P SmallCap 600 Index. As of June 30, 2009, the highest market capitalization of companies in the in the Russell 2000 Index was $2.3 billion. As of June 30, 2009, the highest capitalization of companies in the S&P SmallCap 600 Index was $2.3 billion. The Portfolio may continue to hold or buy additional shares of a company that no longer is of comparable size if Neuberger continues to believe that those shares are an attractive investment. The Portfolio seeks to reduce risk by diversifying among many companies and industries.

Stock Selection

Neuberger Berman generally looks for undervalued companies whose current market shares and balance sheets are strong. Factors in identifying these firms may include:

•	above-average returns;

•	an established market niche;

•	circumstances that would make it difficult for new competitors to enter the market;

•	the ability to finance their own growth; and

•	sound future business prospects.

This approach is designed to let the Portfolio benefit from potential increases in stock prices, while limiting the risks typically associated with small-capitalization stocks. At times, Neuberger Berman may emphasize certain sectors that it believes will benefit from market or economic trends.

Neuberger Berman generally follows a disciplined selling strategy and may sell a stock when it reaches a target price, when the company’s business fails to perform as expected, or when other opportunities appear more attractive.

In the section entitled “More About Investment Strategies and Risks,” the subsection entitled “Rule 144A and other Private Placement Securities” is amended and restated as follows:

RULE 144A AND OTHER PRIVATE PLACEMENT SECURITIES. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market.

The information regarding the Portfolio’s subadviser and portfolio manager in the section entitled “Portfolio Management” is deleted in its entirety and replaced with the following:

Neuberger Berman and its predecessor firms and affiliates have been managing money since 1939 and have specialized in the management of mutual funds since 1950. Neuberger Berman and its affiliates provide investment management services to mutual funds and securities accounts with assets as of December 31, 2008 of about $165.1 billion. Neuberger Berman is located at 605 Third Avenue, 2nd Floor, New York, New York 10158-0180.

The portfolio managers who are responsible for the day-to-day management of the Portfolio are Judith M. Vale, Robert W. D’Alelio, Michael L. Bowyer and Brett S. Reiner.

Judith M. Vale and Robert W. D’Alelio are Vice Presidents of Neuberger Berman and Managing Directors of Neuberger Berman, LLC. Vale and D’Alelio have been senior members of Neuberger Berman’s Small Cap Group since 1992 and 1996, respectively. Mr. D’Alelio joined the firm in 1996. They are the Co-Managers of the Portfolio.

Michael L. Bowyer and Brett S. Reiner are Vice Presidents of Neuberger Berman and Managing Directors of Neuberger Berman, LLC. Bowyer and Reiner have been members of Neuberger Berman’s Small Cap Group since 2001 and 2003, respectively. Mr. Bowyer joined the firm in 1996 and Mr. Reiner in 2000. They are the Associate Portfolio Managers of the Portfolio.

A discussion regarding the basis for the Board of Directors’ initial approval of the Subadvisory Agreement for the Portfolio will be available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2009.